SECURITES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                   ----------

Date of Report                                 Date of earliest event reported
May 18, 2001                                             May 4, 2001

                         CARDIOTECH INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    000-28034
                            (Commission File Number)

Massachusetts                                       04-3186647
(State or other                                     (IRS  Employer
jurisdiction of                                     Identification No.)
incorporation)

                               78E Olympia Avenue
                                Woburn, MA 01801
              (Address of principal executive offices)  (Zip Code)

Registrant's  telephone  number,  including  area  code:  (781) 933-4772


Item  2.  Acquisition  or  Disposition  of  Assets

     On May 4, 2001, CardioTech International, Inc., a Massachusetts corporation ("Cardiotech"), completed the acquisition of all the shares of CMED Catheter and Disposables Technology, Inc., a Minnesota corporation ("CDT"), from Colorado Medtech, Inc., a Colorado corporation ("Medtech") pursuant to an Acquisition Agreement dated as of April 30, 2001, by and among Cardiotech, CDT and Medtech.

     CDT is an original equipment manufacturer; supplier of specialized disposable medical devices to medical device companies from concept to finished packaged, sterile product; and uses its experience in the design, development, prototyping and manufacturing to provide turnkey contract services. CDT's facility is ISO 9001 and EN 46001 certified and includes a "Class 10,000" clean room.


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     The  consideration  paid  by Cardiotech to Medtech was $1,300,000 in a cash payment, $130,000 of which was placed into escrow pursuant to the terms of the agreement. The cash consideration used in the purchase came from Cardiotech's working capital. In connection with the transaction, Cardiotech acquired net assets having a book value of approximately $375,000. Additionally, the Company incurred transaction costs of approximately $75,000. The acquisition will be accounted for in accordance with the purchase method of accounting. Accordingly, the Company will allocate the excess purchase price over net assets acquired at their fair market value to identifiable intangible assets and goodwill. Operations of CDT will be included in Cardiotech's operations from the date of acquisition.

     The description contained herein of the transaction is qualified in its entirely by reference to the Acquisition Agreement (Exhibit 2.1), and a copy of CardioTech's press release announcing the purchase (Exhibit 99.1), copies of which are attached hereto and incorporated herein by reference.

Item  3.  Financial  Statements,  Pro  Forma  Financial Information and Exhibits

     (a)  Financial  statements  of  business  acquired.

          Audited financial statements of CDT and the notes thereto required by this item will be filed by amendment to this form 8-K not later than July, 17 2001.

     (b)  Pro  forma  financial  information.

          The pro forma financial information required by this Item will be filed by amendment to this Form 8-K not later than July, 17, 2001.

     (c)  Exhibits.

The following exhibits are filed as part of this report pursuant to Item 601 of Regulation S-K:

     Exhibit
     -------
     Number          Description
     -------         -----------

     2.1 Acquisition Agreement dated as of April 30, 2001, by and among CardioTech International, Inc., Colorado MEDtech, Inc. and CMED Catheter and Disposables Technologies, Inc.
     10.1 Lease Agreement between CMED Catheter and Disposables Technologies, Inc. and Duke-Weeks Realty Limited Partnership, as landlord.
     99.1 CardioTech's  Press  Release,  dated  May  7,  2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CardioTech International, Inc. has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.



Date:   May 18, 2001                    CARDIOTECH  INTERNATIONAL,  INC.



                                        By:   /s/  Michael  Szycher
                                              ----------------------------------
                                              Michael  Szycher,  Ph.D.
                                              Chief  Executive  Officer

                                  EXHIBIT INDEX


     Exhibit
     -------
     Number          Description
     -------         -----------

     2.1 Acquisition Agreement dated as of April 30, 2001, by and among CardioTech International, Inc., Colorado MEDtech, Inc. and CMED Catheter and Disposables Technologies, Inc.

     10.1 Lease Agreement between CMED Catheter and Disposables Technologies, Inc. and Duke-Weeks Realty Limited Partnership, as landlord.

     99.1 CardioTech's  Press  Release,  dated  May  7,  2001.



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